UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 12, 2009
Date of Report (date of earliest event reported)

PCTEL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
471 Brighton Drive
Bloomingdale, Illinois 60108
(Address of Principal Executive Offices, including Zip Code)
(630) 372-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On January 12, 2009, PCTEL, Inc. issued a press release relating to its fiscal fourth quarter ended December 31, 2008 entitled “PCTEL Affirms 2008 Fourth Quarter Revenue Guidance”.
The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1	Press release dated January 12, 2009 relating to its fiscal quarter ended December 31, 2008 entitled “PCTEL Affirms 2008 Fourth Quarter Revenue Guidance”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 13, 2009

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated January 12, 2009 relating to its fiscal quarter ended December 31, 2008 entitled “PCTEL Affirms 2008 Fourth Quarter Revenue Guidance”.